UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

AZURRX BIOPHARMA, INC.

Delaware	001-37853	46-4993860
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

760 Parkside Avenue Downstate Biotechnology Incubator, Suite 304 Brooklyn, New York		11226
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 699-7855
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
Entry into a Material Definitive Agreement

On August 7, 2017, AzurRx BioPharma, Inc. (the “Company”) entered into a Sublicense Agreement with TransChem, Inc. (“TransChem”) pursuant to which TransChem granted to the Company an exclusive license to patents and patent applications relating to Helicobacter pylori 5’-methylthioadenosine nucleosidase inhibitors (the “Agreement Patents”) currently held by TransChem (the “Sublicense Agreement”). Unless terminated earlier under the provision of the Sublicense Agreement, the agreement will expire upon the expiration of the last Agreement Patent.

Upon execution of the Sublicense Agreement, the Company paid an upfront signing fee to TransChem and agreed to reimburse TransChem for certain expenses previously incurred in connection with the preparation, filing and maintenance of the Agreement Patents. The Company also agreed to pay to TransChem periodic sublicense maintenance fees, which, in the event the Company becomes obligated to pay certain royalties under the Sublicense Agreement, such fees may be credited against those royalties. In addition to the sublicense maintenance fees, the Company may be obligated to pay to TransChem additional payments and royalties in the future, in the event certain performance-based milestones and commercial sales involving the Agreement Patents are achieved.

The foregoing summary of the Sublicense Agreement does not purport to be complete and is qualified by its entirety by reference to the full text of the Sublicense Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
# 10.1	Sublicense Agreement by and between TransChem, Inc. and AzurRx BioPharma, Inc., dated August 7, 2017.

# Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AzurRx BioPharma, Inc.
Date:   August 11, 2017
By:	/s/ Johan M. Spoor

Name: Johan M. Spoor
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
#10.1	Sublicense Agreement by and between TransChem, Inc. and AzurRx BioPharma, Inc., dated August 7, 2017.

# Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.